EXHIBIT 4.3

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                               OFFERING MEMORANDUM
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                          OneSource Technologies, Inc.
                         f/k/a Micor Technologies, Inc.
                            (A Delaware Corporation)

                  Offering Memorandum Dated September 17, 1997
                                 575,000 Shares

           OneSource Technologies, Inc., a Delaware corporation (the "Company"), is offering on a "best efforts, no minimum basis" up to a maximum of 575,000 shares of common stock ("Shares"), $.001 par value, at $.50 per share. Since there is no minimum, no proceeds will be held in an escrow account and all funds will be immediately available to the Company.

           The Shares are being sold by the Company's Officers and Directors and no commissions will be paid to them in connection with the Offering. However, participating NASD registered broker/dealers, if any, shall receive a maximum of 10% sales commissions on all shares sold through their efforts.

           The Company intends to apply for inclusion of the Common Stock on the Over the Counter Electronic Bulletin Board. There can be no assurances that an active trading market will develop, even if the securities are accepted for quotation.

           Prior to this offering, there has been no public market for the common stock of the Company. The price of the Shares offered hereby was arbitrarily determined by the Company and does not bear any relationship to the Company's assets, book value, net worth, results of operations or any other recognized criteria of value. For additional information regarding the factors considered in determining the offering price of the Shares, see "Risk Factors - Arbitrary Offering Price", "Description of Securities".

           The Company does not presently file reports or other information with the Securities and Exchange Commission ("Commission"). However, following completion of this Offering, the Company intends to furnish its security holders with annual reports containing audited financial statements and such interim reports in each case as it may determine to furnish or as may be required by law.

           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OF ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           THE SECURITIES ARE OFFERED BY THE COMPANY SUBJECT TO PRIOR SALE, ACCEPTANCE OR AN OFFER TO PURCHASE, WITHDRAWAL, CANCELLATION OR MODIFICATION OF THE OFFER, WITHOUT NOTICE. THE COMPANY RESERVES THE RIGHT TO REJECT ANY ORDER, IN WHOLE OR IN PART, FOR THE PURCHASE OF ANY OF THE SECURITIES OFFERED HEREBY.

           This offering involves special risks concerning the Company (see "Risk Factors"). Investors should carefully review the entire Memorandum and should not invest any funds in this Offering unless they can afford to lose their entire investment. In making an investment decision, investors must rely on their own examination of the issuer and the terms of the Offering, including the merit and risks involved.


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                              REGULATION D OFFERING

           THIS OFFERING IS BEING MADE PURSUANT TO THE EXEMPTIONS AFFORDED BY SECTIONS 4(2) OR 3(b) OF SECURITIES ACT OF 1933 AND RULE 504 OF REGULATION D PROMULGATED THEREUNDER AND THE STATE SMALL CORPORATE OFFERING REGISTRATION PROVISION. PURSUANT TO RULE 504, THE SHARES SOLD HEREBY WILL NOT BE SUBJECT TO ANY LIMITATIONS ON RESALE THEREOF UNDER FEDERAL LAW. THE SHARES MAY, HOWEVER, BE SUBJECT TO LIMITATIONS ON THE OFFER AND SALE AND THE RESALE OF THE SHARES IMPOSED BY THE BLUE SKY LAWS OF INDIVIDUAL STATES. IN ADDITION, THE COMPANY INTENDS TO FILE THE REQUIRED DOCUMENTS IN CERTAIN OTHER STATES IDENTIFIED BY MANAGEMENT AS HAVING POSSIBLE INVESTOR INTEREST AND USE ITS BEST EFFORTS TO QUALIFY THE SHARES FOR SECONDARY TRADING IN SUCH STATES, THOUGH NO ASSURANCE CAN BE GIVEN THAT IT WILL BE ABLE TO QUALIFY THE SHARES FOR SECONDARY TRADING IN ANY SUCH STATES IN WHICH IT SUBMITS SUCH APPLICATIONS AND DOCUMENTS. AN INABILITY TO QUALIFY THE SHARES FOR SECONDARY TRADING WILL CREATE SUBSTANTIAL RESTRICTIONS ON THE TRANSFERABILITY OF SUCH SHARES WHICH MAY NEGATE THE BENEFIT OF THE EXEMPTION PROVIDED BY RULE 504 OF REGULATION D. THE COMPANY WILL USE ITS BEST EFFORTS TO CAUSE THE SHARES TO BE LISTED ON THE ELECTRONIC BULLETIN BOARD OPERATED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AS A MARKET IN WHICH THEY MAY BE TRADED. THERE IS NO ASSURANCE THAT SUCH LISTING WILL BE OBTAINED OR THAT IF A LISTING IS OBTAINED THAT ANY MARKET FOR THE SHARES WILL DEVELOP, OR IF DEVELOPED, THAT IT WILL BE SUSTAINED.

                     NOTICES TO RESIDENTS OF CERTAIN STATES

                           NOTICE TO ALABAMA RESIDENTS

           THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE ALABAMA SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ALABAMA SECURITIES COMMISSION. THE
COMMISSION DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THIS OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING, THE INVESTMENT OF AN ALABAMA PURCHASER WHO IS NOT AN ACCREDITED INVESTOR MAY NOT EXCEED TWENTY (20%) PERCENT OF SUCH PURCHASER'S NET WORTH, EXCLUSIVE OF PRINCIPAL RESIDENCE, FURNISHINGS AND AUTOMOBILES.

                           NOTICE TO ALASKA RESIDENTS

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ALASKA SECURITIES ACT AND MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THAT ACT OR EXEMPTION THEREFROM.

                           NOTICE TO ARIZONA RESIDENTS

           SUBJECT TO THE PROVISIONS OF ARIZONA ADMINISTRATIVE CODE R14-4-140, THESE SECURITIES MAY BE OFFERED AND SOLD BY THE ISSUER ONLY TO ACCREDITED
INVESTORS AS DEFINED IN ARIZONA ADMINISTRATIVE CODE R14-4-126 AND MAY BE RE-OFFERED AND SOLD WITHIN ARIZONA FOR A THREE YEAR PERIOD ONLY TO ACCREDITED INVESTORS. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR THE ARIZONA CORPORATION COMMISSION, NOR HAVE THEY PASSED UPON THE MERITS OF OR OTHERWISE APPROVED THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



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                          NOTICE TO ARKANSAS RESIDENTS

           THESE  SECURITIES ARE OFFERED  PURSUANT TO A CLAIM OF EXEMPTION UNDER
SECTION 14(b)(14) OF THE ARKANSAS SECURITIES ACT AND SECTION 4(2) OF THE SECURITIES ACT OF 1933. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ARKANSAS SECURITIES DEPARTMENT OR WITH THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE DEPARTMENT NOR THE COMMISSION HAS PASSED UPON THE VALUE OF THESE SECURITIES, MADE ANY RECOMMENDATIONS AS TO THEIR PURCHASE, APPROVED OR DISAPPROVED THE OFFERING, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

           NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, AN INVESTMENT BY A NON- ACCREDITED INVESTOR MAY NOT EXCEED TWENTY (20%) PERCENT OF THE INVESTOR'S NET WORTH AT THE TIME OF PURCHASE, ALONE OR JOINTLY WITH SPOUSE.

                         NOTICE TO CALIFORNIA RESIDENTS

           IF THE COMPANY ELECTS TO SELL SHARES IN THE STATE OF CALIFORNIA, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THE SHARES, OR OTHER INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFORE WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                         NOTICE TO CONNECTICUT RESIDENTS

           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BANKING COMMISSIONER OF THE STATE OF CONNECTICUT NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                          NOTICE TO DELAWARE RESIDENTS

           THESE   SECURITIES  HAVE  NOT  BEEN  REGISTERED  UNDER  THE  DELAWARE
SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION OR EXEMPTION THEREFROM.

                           NOTICE TO FLORIDA RESIDENTS

           THE SHARES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE SHARES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.


                           NOTICE TO GEORGIA RESIDENTS

           THESE   SECURITIES  HAVE  NOT  BEEN  REGISTERED   UNDER  THE  GEORGIA
SECURITIES ACT OF 1973, AS AMENDED, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION SET FORTH IN SECTION 9(m) OF SUCH ACT AND THE SECURITIES CANNOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR IN A TRANSACTION WHICH IS OTHERWISE IN COMPLIANCE WITH SAID ACT.

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                            NOTICE TO IDAHO RESIDENTS

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE IDAHO SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION OR EXEMPTION THEREFROM.

           ANYTHING TO THE CONTRARY NOTWITHSTANDING, THE INVESTMENT BY AN NON-ACCREDITED INVESTOR MAY NOT EXCEED TEN (10%) PERCENT OF THE INVESTOR'S NET WORTH.

                           NOTICE TO INDIANA RESIDENTS

           EACH INVESTOR PURCHASING SHARES MUST WARRANT THAT HE HAS EITHER (i) A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHINGS AND AUTOMOBILES) EQUAL TO AT LEAST THREE (3) TIMES THE AMOUNT OF HIS INVESTMENT BUT IN NO EVENT LESS THAN SEVENTY-FIVE THOUSAND ($75,000) DOLLARS OR (ii) A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHINGS AND AUTOMOBILES OF TWO (2) TIMES HIS INVESTMENT BUT IN NO EVENT LESS THAN THIRTY THOUSAND ($30,000) DOLLARS AND A GROSS INCOME OF THIRTY THOUSAND ($30,000) DOLLARS.

                            NOTICE TO IOWA RESIDENTS

           IOWA RESIDENTS MUST HAVE EITHER (i) A NET WORTH OF AT LEAST FORTY THOUSAND ($40,000) DOLLARS [EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES] AND A MINIMUM ANNUAL GROSS INCOME OF FORTY THOUSAND ($40,000) DOLLARS, OR (ii) A NET WORTH OF AT LEAST ONE HUNDRED TWENTY-FIVE THOUSAND ($125,000) DOLLARS AS COMPUTED ABOVE.

                           NOTICE TO KANSAS RESIDENTS

           AN INVESTMENT BY AN NON-ACCREDITED INVESTOR SHALL NOT EXCEED TWENTY (20%) PERCENT OF THE INVESTOR'S NET WORTH; EXCLUDING PRINCIPAL RESIDENCE, FURNISHINGS THEREIN AND PERSONAL AUTOMOBILES.

                          NOTICE TO KENTUCKY RESIDENTS

           THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (OR OTHER DOCUMENT), HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREIN.

           ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING, THE INVESTMENT BY A NON- ACCREDITED INVESTOR MAY NOT EXCEED TEN (10%) PERCENT OF THE INVESTOR'S NET WORTH.

                            NOTICE TO MAINE RESIDENTS

           THESE SECURITIES ARE BEING SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE BANK SUPERINTENDENT OF THE STATE OF MAINE UNDER SECTION 10520(2)(R) OF TITLE 32 OF THE MAINE REVISED STATUTES. THESE SECURITIES MAY BE DEEMED RESTRICTED SECURITIES AND AS SUCH THE HOLDER MAY NOT BE ABLE TO RESELL THE SECURITIES UNLESS PURSUANT TO REGISTRATION UNDER STATE OR FEDERAL SECURITIES LAWS OR UNLESS AN EXEMPTION UNDER SUCH LAWS EXISTS.



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                          NOTICE TO MARYLAND RESIDENTS

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE MARYLAND SECURITIES ACT IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION SET FORTH IN
SECTION 11-602(9) OF SUCH ACT. UNLESS THESE SECURITIES ARE REGISTERED, THEY MAY NOT BE REOFFERED FOR SALE OR RESOLD IN THE STATE OF MARYLAND, EXCEPT AS A SECURITY, OR IN A TRANSACTION EXEMPT UNDER SUCH ACT.

                        NOTICE TO MASSACHUSETTS RESIDENTS

           MASSACHUSETTS RESIDENTS MUST HAVE HAD EITHER (i) A MINIMUM NET WORTH OF AT LEAST FIFTY THOUSAND ($50,000) DOLLARS [EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES] AND HAD DURING THE LAST YEAR, OR IT IS ESTIMATED THAT THE SUBSCRIBER WILL HAVE DURING THE CURRENT TAX YEAR, TAXABLE INCOME OF FIFTY THOUSAND ($50,000) DOLLARS OR (ii) A NET WORTH OF AT LEAST ONE HUNDRED FIFTY THOUSAND ($150,000) DOLLARS [AS COMPUTED ABOVE].

                          NOTICE TO MICHIGAN RESIDENTS

           THESE   SECURITIES  HAVE  NOT  BEEN  REGISTERED  UNDER  THE  MICHIGAN
SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION UNDER THAT ACT OR EXEMPTION THEREFROM.

           THE COMPANY SHALL PROVIDE ALL MICHIGAN INVESTORS WITH A DETAILED WRITTEN STATEMENT OF THE APPLICATION OF THE PROCEEDS OF THE OFFERING WITHIN SIX
(6) MONTHS AFTER COMMENCEMENT OF THE OFFERING OR UPON COMPLETION, WHICHEVER OCCURS FIRST, AND WITH ANNUAL CURRENT BALANCE SHEETS AND INCOME STATEMENTS THEREAFTER.

                          NOTICE TO MINNESOTA RESIDENTS

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER CHAPTER 80 OF THE MINNESOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED FOR VALUE EXCEPT PURSUANT TO REGISTRATION OR OPERATION OF LAW.

                         NOTICE TO MISSISSIPPI RESIDENTS

           THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE MISSISSIPPI SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE MISSISSIPPI SECRETARY OF STATE OR WITH THE SECURITIES AND EXCHANGE COMMISSION, NEITHER THE SECRETARY OF STATE NOR THE COMMISSION HAS PASSED UPON THE VALUE OF THESE SECURITIES, NOR HAS APPROVED OR DISAPPROVED THE OFFERING. THE SECRETARY OF STATE DOES NOT RECOMMEND THE PURCHASE OF THESE OR ANY OTHER SECURITIES.

           THERE IS NO ESTABLISHED MARKET FOR THESE SECURITIES AND THERE MAY NOT BE ANY MARKET FOR THESE SECURITIES IN THE FUTURE. THE SUBSCRIPTION PRICE OF THESE SECURITIES HAS BEEN ARBITRARILY DETERMINED BY THE ISSUER AND IS NOT AN INDICATION OF THE ACTUAL VALUE OF THESE SECURITIES.

           THE  PURCHASER  OF THESE  SECURITIES  MUST BEEN  CERTAIN  SUITABILITY
STANDARDS AND MUST BE ABLE TO BEAR THE ENTIRE LOSS OF HIS INVESTMENT. ADDITIONALLY, ALL PURCHASERS WHO ARE NOT ACCREDITED INVESTORS MUST HAVE A NET WORTH OF AT LEAST THIRTY THOUSAND ($30,000) DOLLARS AND INCOME OF THIRTY THOUSAND ($30,000) DOLLARS OR A NET WORTH OF SEVENTY FIVE THOUSAND ($75,000) DOLLARS. THESE SECURITIES MAY NOT BE TRANSFERRED FOR A PERIOD OF ONE (1) YEAR


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EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE MISSISSIPPI  SECURITIES ACT OR
IN A TRANSACTION IN COMPLIANCE WITH THE MISSISSIPPI SECURITIES ACT.

                          NOTICE TO MISSOURI RESIDENTS

           THESE SECURITIES ARE SOLD TO, AND BEING ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPTED UNDER SECTION 10, SUBSECTION 409.402(B), MISSOURI UNIFORM SECURITIES ACT (RMSO 1969).

           THE SHARES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF MISSOURI. UNLESS THE SHARES ARE REGISTERED, THEY MAY NOT BE REOFFERED OR RESOLD IN THE STATE OF MISSOURI, EXCEPT AS A SECURITY, OR IN A TRANSACTION EXEMPT UNDER SAID ACT.

           ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTOR MUST HAVE A MINIMUM ANNUAL INCOME OF THIRTY THOUSAND ($30,000) DOLLARS AND A NET WORTH OF AT LEAST THIRTY THOUSAND ($30,000) DOLLARS (EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES) OR A NET WORTH OF SEVENTY FIVE THOUSAND ($75,000) DOLLARS EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES.

           AN INVESTMENT BY A NON-ACCREDITED INVESTOR SHALL NOT EXCEED TWENTY (20%) PERCENT OF THE INVESTOR'S NET WORTH.

                           NOTICE TO MONTANA RESIDENTS

           EACH MONTANA RESIDENT WHO SUBSCRIBES FOR THE SECURITIES BEING OFFERED HEREBY AGREES NOT TO SELL THESE SECURITIES FOR A PERIOD OF TWELVE (12) MONTHS AFTER DATE OF PURCHASE.

           ANYTHING TO THE CONTRARY NOTWITHSTANDING, THE INVESTMENT BY A NON-ACCREDITED INVESTOR MAY NOT EXCEED TWENTY (20%) PERCENT OF THE INVESTORS NET WORTH.

                          NOTICE TO NEBRASKA RESIDENTS

           THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE NEBRASKA SECURITIES ACT AND MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THAT ACT OR EXEMPTION THEREFROM.

                        NOTICE TO NEW HAMPSHIRE RESIDENTS

           EACH NEW HAMPSHIRE INVESTOR PURCHASING SHARES MUST WARRANT THAT HE HAS EITHER (i) A NET WORTH (EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES) OF TWO HUNDRED FIFTY THOUSAND ($250,000) DOLLARS OR (ii) A NET WORTH (EXCLUSIVE OF HOME, FURNISHING AND AUTOMOBILES) OF ONE HUNDRED TWENTY FIVE THOUSAND ($125,000) DOLLARS AND FIFTY THOUSAND ($50,000) DOLLARS ANNUAL INCOME.

                         NOTICE TO NEW JERSEY RESIDENTS

           THE ATTORNEY GENERAL OF THE STATE HAS NOT PASSED OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THE WITHIN OFFERING DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR THE SALE THEREOF BY THE BUREAU OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.



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                        NOTICE TO NORTH DAKOTA RESIDENTS

           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES COMMISSIONER OF THE STATE OF NORTH DAKOTA NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                          NOTICE TO NEW YORK RESIDENTS

           THIS OFFERING MEMORANDUM HAS NOT YET BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

           THIS OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THAT WERE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS AND DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

                       NOTICE TO NORTH CAROLINA RESIDENTS

           THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE NORTH CAROLINA SECURITIES ACT. THE NORTH CAROLINA SECURITIES ADMINISTRATION NEITHER RECOMMENDS NOR ENDORSES THE PURCHASE OF ANY SECURITY, NOR HAS THE ADMINISTRATOR PASSED ON THE ACCURACY OR ADEQUACY OF THE INFORMATION PROVIDED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          NOTICE TO OKLAHOMA RESIDENTS

           THE SECURITIES RENDERED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE OKLAHOMA SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933 AND/OR THE OKLAHOMA SECURITIES ACT OF AN OPINION OF COUNSEL TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

           ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTMENT BY A NON-ACCREDITED INVESTOR SHALL NOT EXCEED TEN (10%) PERCENT OF THE INVESTORS NET WORTH.

                           NOTICE TO OREGON RESIDENTS

           THE SECURITIES OFFERED HAVE NOT BEEN REGISTERED WITH THE DIRECTOR OF THE STATE OF OREGON UNDER THE PROVISIONS OF OAR 441-65-240. THE INVESTOR IS ADVISED THAT THE DIRECTOR HAS MADE ONLY A CURSORY REVIEW OF THE REGISTRATION STATEMENT AND HAS NOT REVIEWED THIS DOCUMENT SINCE THIS DOCUMENT IS NOT REQUIRED TO BE FILED WITH THE DIRECTOR.

           THE INVESTOR MUST RELY ON THE INVESTOR'S OWN EXAMINATION OF THE COMPANY CREATING THE SECURITIES, AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

                        NOTICE TO PENNSYLVANIA RESIDENTS

           ANY PERSON WHO ACCEPTS AN OFFER TO PURCHASE THE SECURITIES IN COMMONWEALTH OF PENNSYLVANIA IS ADVISED, THAT PURSUANT TO SECTION 207(m) OF THE PENNSYLVANIA SECURITIES ACT, HE SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE, AND RECEIVE A FULL REFUND OF ANY CONSIDERATION PAID, WITHOUT INCURRING ANY LIABILITY, WITHIN TWO (2) BUSINESS DAYS FROM THE TIME THAT HE RECEIVES NOTICE OF THIS WITHDRAWAL RIGHT AND RECEIVES THE PLACEMENT OFFERING MEMORANDUM. ANY PERSON WHO WISHES TO EXERCISE SUCH RIGHT OF WITHDRAWAL IS ADVISED TO GIVE NOTICE BY LETTER OR TELEGRAM SENT AND POSTMARKED BEFORE THE END OF THE SECOND BUSINESS DAY AFTER EXECUTION. IF THE REQUEST FOR WITHDRAWAL IS TRANSMITTED ORALLY, WRITTEN CONFIRMATION MUST BE GIVEN. ANY PERSON WHO PURCHASES INTERESTS WHO IS A PENNSYLVANIA RESIDENT WILL NOT SELL SUCH INTERESTS FOR A PERIOD OF TWELVE (12) MONTHS BEGINNING WITH THE CLOSING DATE. PENNSYLVANIA RESIDENTS MUST HAVE EITHER
(i) A MINIMUM NET WORTH OF THIRTY THOUSAND ($30,000) DOLLARS [EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES] AND A MINIMUM ANNUAL GROSS INCOME OF THIRTY THOUSAND ($30,000) DOLLARS, OR (ii) A NET WORTH OF AT LEAST SEVENTY-FIVE THOUSAND ($75,000) DOLLARS [AS COMPUTED ABOVE], AND MAY NOT INVEST MORE THAN TEN (10%) PERCENT OF THEIR NET WORTH [EXCLUSIVE OF THE SUBSCRIBER'S HOME, HOME FURNISHINGS AND AUTOMOBILES].

                       NOTICE TO SOUTH CAROLINA RESIDENTS

           THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE SOUTH CAROLINA UNIFORM SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE SOUTH CAROLINA SECURITIES COMMISSIONER. THE COMMISSIONER DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THIS OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                        NOTICE TO SOUTH DAKOTA RESIDENTS

           THE SHARES HAVE NOT BEEN REGISTERED UNDER CHAPTER 47-31 OF THE SOUTH DAKOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DEPOSED OF FOR VALUE EXCEPT PURSUANT TO REGISTRATION, EXEMPTION THEREFROM OR OPERATION OF LAW.

           SOUTH DAKOTA RESIDENTS MUST HAVE EITHER (i) A MINIMUM NET WORTH OF AT LEAST SIXTY THOUSAND ($60,000) DOLLARS [EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES] AND A MINIMUM GROSS INCOME OF SIXTY THOUSAND ($60,000) DOLLARS, OR
(ii) A NET WORTH OF AT LEAST TWO HUNDRED TWENTY-FIVE THOUSAND ($225,000) DOLLARS [AS COMPUTED ABOVE].

                          NOTICE TO TENNESSEE RESIDENTS

           ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTMENT BY ANY INVESTOR SHALL NOT EXCEED TEN (10%) PERCENT OF THE INVESTOR'S NET WORTH.

                            NOTICE TO TEXAS RESIDENTS

           THIS OFFERING MEMORANDUM IS FOR THE INVESTOR'S CONFIDENTIAL USE AND MAY NOT BE REPRODUCED. ANY ACTION CONTRARY TO THESE RESTRICTIONS MAY PLACE SUCH INVESTOR AND THE ISSUER IN VIOLATION OF THE TEXAS SECURITIES ACT.

           ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTMENT BY ANY INVESTOR SHALL NOT EXCEED TEN (10%) PERCENT OF THE INVESTOR'S NET WORTH.

                            NOTICE TO UTAH RESIDENTS

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THAT ACT OR EXEMPTION THEREFROM.

                         NOTICE TO WASHINGTON RESIDENTS

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE WASHINGTON SECURITIES ACT AND THE ADMINISTRATOR OF SECURITIES OF THE STATE OF WASHINGTON HAS NOT BEEN REVIEWED THE OFFERING OR OFFERING MEMORANDUM. THESE SECURITIES MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THE ACT OR EXEMPTION THEREFROM.

           IT IS THE RESPONSIBILITY OF ANY INVESTOR PURCHASING SHARES TO SATISFY ITSELF AS TO FULLY OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE REQUIREMENTS.

           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OF ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           THE SECURITIES ARE OFFERED BY THE COMPANY SUBJECT TO PRIOR SALE, ACCEPTANCE OR AN OFFER TO PURCHASE, WITHDRAWAL, CANCELLATION OR MODIFICATION OF THE OFFER, WITHOUT NOTICE. THE COMPANY RESERVES THE RIGHT TO REJECT ANY ORDER, IN WHOLE OR IN PART, FOR THE PURCHASE OF ANY OF THE SECURITIES OFFERED HEREBY.

                                OFFERING SUMMARY

           The following summary information is qualified in its entirety by the detailed information appearing elsewhere in this Memorandum.

           The Company is a Delaware Corporation providing equipment service and sales to businesses in the western United States. Its principal executive offices are located at 2329 West Mescal Street, Suite 304, Phoenix, Arizona, 85029.

                                  RISK FACTORS

           THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK. ONLY THOSE PERSONS ABLE TO LOSE THEIR ENTIRE INVESTMENT SHOULD PURCHASE THESE SECURITIES. PROSPECTIVE INVESTORS, PRIOR TO MAKING AN INVESTMENT DECISION, SHOULD CAREFULLY READ THIS PROSPECTUS AND CONSIDER, ALONG WITH OTHER MATTERS REFERRED TO HEREIN, THE FOLLOWING RISK FACTORS.

Risk Factors Relating to the Business of the Company

           No Assurance of Profitability While the Company has generated substantial revenues from operations, there is no assurance that the Company will be profitable in the future.

           No Assurance of Payment of Dividends. No assurances can be made that the future operations of the Company will result in additional revenues or will be profitable. Should the operations of the Company become profitable, it is likely that the Company would retain much or all of its earnings in order to finance future growth and expansion. Therefore, the Company does not presently intend to pay dividends, and it is not likely that any dividends will be paid ln the foreseeable future.

           Possible Need for Additional Financing. The Company intends to fund its operations and other capital needs for the next 12 months substantially from the proceeds of this Offering and another contemplated offering, but there can be no assurance that such funds will be sufficient for these purposes. The Company may require additional amounts of capital for its future expansion, operating costs and working capital. The Company has made no formal arrangements to obtain future additional financing, and if required, there can be no assurance that such financing will be available, or that such financing will be available on acceptable terms. See "Use of Proceeds."

           Dependence  on  Management  The  Company's   success  is  principally
dependent on its current management personnel for the operation of its business.

           Broad Discretion in Application of Proceeds. The management of the Company has broad discretion to adjust the application and allocation of the net proceeds of this offering, in order to address changed circumstances and opportunities. As a result of the foregoing, the success of the Company will be substantially dependent upon the discretion and judgment of the management of the Company with respect to the application and allocation of the net proceeds hereof. Pending use of such proceeds, the net proceeds of this offering will be invested by the Company in temporary, short-term interest-bearing obligations. See "Use of Proceeds."

           Arbitrary Offering Price. There has been no prior public market for the Company's securities. The price to the public of the Shares offered hereby has been arbitrarily determined by the Company and bears no relationship to the Company's earnings, book value or any other recognized criteria of value.

           Immediate and Substantial Dilution. An investor in this offering will experience immediate and substantial dilution.

           Lack of Prior Market for Securities of the Company. No prior market has existed for the securities being offered hereby and no assurance can be given that a market will develop subsequent to this Offering.

           No Escrow of Investors' Funds. This offering is being made on a "best efforts, no minimum basis" As such, all the funds from this Offering will be immediately available to the Company.

           Forward-Looking Statements This Memorandum includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included or incorporated by reference in this Memorandum which address activities, events or developments which the Company expects or anticipates will or may occur in the future, including such things as capital expenditures (including the amount and nature thereof), expected sales revenues, expansion and growth of the Company's business and operations, and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate under the circumstances. However, whether actual results and developments will conform with the Company's expectations and predictions is subject to a number of risks and uncertainties, including the risk factors discussed in this Memorandum, general economic, market or business conditions, the business opportunities (or lack thereof) that may be presented to and pursued by the Company, changes in laws or regulations, and other factors, some of which are beyond the control of the Company. Consequently, all of the forward-looking statements made in this Memorandum are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the Company or its business or operations. The Company assumes no obligation to update any such forward- looking statements.

                                 DIVIDEND POLICY

           Holders of the Company's Common Stock are entitled to dividends when, as and if declared by the Board of Directors out of funds legally available therefor. The Company does not anticipate the declaration or payment of any dividends in the foreseeable future. The Company intends to retain earnings, if any, to finance the development and expansion of its business. Future dividend policy will be subject to the discretion of the Board of Directors and will be contingent upon future earnings, if any, the Company's financial condition, capital requirements, general business conditions and other factors. Therefore, there can be no assurance that any dividends of any kind will ever be paid.

                                   THE COMPANY

           OneSource Technologies, Inc., f/k/a Micor Technologies, Inc., a Delaware corporation, (hereinafter referred to as the "Company") provides equipment service and sales to businesses in the western United States. Service work is performed pursuant to renewable term contracts and on-call time and materials relationships with customers. OneSource innovated the "flat rate blanket contract" approach for office equipment service in 1990 when it contracted with a large southwestern bank to provide service for most of its small office and bank equipment including typewriters, calculators, facsimiles, coin/currency counters, check protectors and encoders and some teller terminals and printers on a single annual maintenance contract. OneSource has continued to expand its "flat rate blanket contract" concept by adding additional equipment types to its service capability. It presently has the capability to offer blanket service to almost all general office and financial specific equipment. The Company has also developed and implemented certain processes and systems for delivering, monitoring and controlling this "flat rate blanket contract" concept in a wide variety of customer circumstances and multiple locations. While OneSource has heretofore concentrated its efforts in the banking and retailing industries, which presently account for about 80% of its customer base, the "flat rate blanket contract" concept is not limited by industry type or company size.

                                   OPPORTUNITY

           There are literally thousands of equipment service providers. However, OneSource knows of no company that offers as wide a spectrum of equipment service capability nor of any company attempting to copy OneSource's approach. Most competitors tend to specialize in only one or a few compatible equipment types. What distinguishes OneSource Technologies, Inc. from these companies is OneSource's unique capability to provide service to nearly every make and model of small office machine. In addition, OneSource is a factory authorized service representative and/or third party service provider for over thirty equipment manufacturers' products. In addition to service, OneSource is also a dealer for, or is able to supply, its customers with new and/or replacement equipment items.

                                   BACKGROUND

           The office equipment service industry is huge, yet highly fragmented and largely unresponsive to cost reduction and operational efficiency requirements now being mandated by corporate America. While technology and redefined management approaches have been widely adopted in most industries in an effort to become more competitive, the office equipment repair industry still largely operates as it has in the past 50 years, i.e., numerous vendors offering repair and maintenance service for one or a few equipment types. There are literally thousands of equipment service providers. Consequently, many companies pay far more than they should for equipment service. This is because each office must employ numerous service representatives for each of its office machines, and must pay for countless office visits to repair, service or maintain their office machines.

           During the past decade, corporate America has undergone significant changes in the face of increasing worldwide competition in the new "global economy". Companies have attempted to cut costs, streamline operations and increase efficiency to meet these needs. OneSource's blanket service program fits perfectly within this trend. Based on economies of scale, OneSource can provide service and maintenance on numerous office products making only one trip to the service location, and using only one service technician. The result has been a drastic reduction in trip charges assessed by OneSource as a blanket service provider.

           One major western bank conducted its own study, and as a result estimated that it contracted with over 450 separate service providers throughout their system. The study revealed that if the bank committed all service work to just three vendors, one of which was OneSource, they would save an estimated $1 million per year in direct equipment maintenance costs, while at the same time saving additional "soft dollars" through streamlining equipment maintenance administration. As a result of this approach to service, OneSource has an impressive customer list and equally strong customer loyalty.

                                    STRATEGY

           In addition to expanding its present customer base, OneSource is also seeking partnerships and other relationships with organizations which specialize in areas OneSource does not. This will serve to provide customers with seamless and complete coverage of all their equipment. OneSource recently formed such a relationship with a Colorado company that specializes in service of large proof and reader/sorter systems in the banking industry. Both companies complement each other's capabilities and will be able to take each other to their respective clients to present a single source solution for all the customer's equipment.

           In addition to expanding its customer base, OneSource is committed to technology as a means of leveraging personnel resources for maximum efficiency. In this regard, OneSource is presently in the process of implementing the installation of Automation Plus' "Mastermind Formula" service management system software at its Phoenix headquarters. The Company recently completed a total upgrade of its internal computer system hardware and network in anticipation of this software. With the completion of the new computer and informational capability during 1997, OneSource will become an industry leader in the ability to provide tailored maintenance and service reports for its customers.

           Future plans include the addition of an automated on-line telephone interface package that allows 24 hour a day automated service dispatching and technician reporting. Laptop computers for technicians incorporating service manuals and equipment part information will also be purchased in the near future to increase technician effectiveness.

           An additional area of concentration will be to "back-fill" additional service agreements in the areas in which the Company has expanded to provide new service in response to existing customer requests. The Company has certain fixed and variable costs in each area that, once covered, tend to remain flat with increased volume. The most significant costs are that of salary and wages of service technicians. Variable costs consist mainly of travel and per diem expenses technicians incur in delivering service. The Company therefore will not locate a technician in an area without base loaded contractual commitments of at least $50,000 annually per technician. Once this threshold is realized, technicians are generally capable of servicing contracts of three to four times the base level before additional help is required. They key to OneSource's contractual profitability is volume operations in each operating area. As additional work is "back-filled" in the area and technicians are fully covered, gross margins climb significantly.

                               FINANCING EXPANSION

           The Company seeks additional funding to implement its expansion plans. Thus far the Company has been unable to expand to new markets which stem from requests from existing customers who wish to extend contractual service to their locations in other states and from non-customers who wish to begin service in states in which OneSource currently does not provide service. Limited resources and a lack of a sales force and marketing support have slowed the Company's ability to respond to these requests. While OneSource currently operates in states such as: Arizona, New Mexico, Nevada, Utah and northern California, it has plans to expand to: Idaho, Oregon, Washington, Colorado, Texas and other areas of California. Additional sales people will be added to the OneSource team in an effort to "back-fill" additional service agreements in the expansion areas. Funds to complete the Company's technology advancing initiatives are also needed. In addition, a coordinated public relations campaign will focus on major trade, business and industry publication editors, editorial visits, press releases and trade show and convention participation. The objective of this campaign will be to increase corporate decision maker awareness of the benefits of OneSource's blanket-service program.

           While OneSource has historically grown by concentrating on the electro-mechanical type equipment typically found in banks, (typewriters, coin/currency counters, check signing/protecting and encoding machines), the Company has been expanding its coverage in the recent past to include electro-graphic machines (copiers/facsimiles, scanners and laser printers) and electro-digital equipment (PC's and peripherals) as well. There are 10,000 banks in the country with over 58,000 branch locations. 25% of those locations are estimated to be in OneSource's targeted western/southwestern market territory. Applying the Company's historical electro-mechanical revenue-per-branch service rate, ($500) to this target market yields an annual revenue figure in excess of $7,000,000. As the Company includes more graphic and digital equipment, the annual revenue potential in banking exceeds $50,000,000. OneSource has only scratched the surface of its potential in this market. With additional funding to launch its expected expansion plans, the potential is limitless.

                                   MANAGEMENT

           The following sets forth the names of the company's officers and directors:

Jerry Washburn

           Jerry Washburn, age 53, serves as President, CEO, acting CFO and Director. He has over twenty-five (25) years of financial and administrative experience. Following graduation from BYU in 1969 with an accounting degree, he spent ten (10) years with the accounting firm of Arthur Anderson & Co. where he was responsible for two of that firm's Fortune 200 clients. Following his tenure with Anderson, Washburn, a CPA, served as President and CEO of Total Information Systems, Inc., ("TIS", an Arizona corporation), for eight (8) years, during which time he successfully guided this vertical market computer software company from its inception and startup through eventual sale in 1990. At the time of TIS's sale, it had over three hundred customer installations in forty-one states and five provinces. Prior to his starting with OneSource in December 1995, he worked for a number of closely held business owners as an advisor for a variety of financial and operational matters.

John L. Day

           John L. Day, age 38, serves as Vice President-Service Operations and Director of the Company. Day has over seventeen (17) years of general office and financial specific equipment service industry experience. While attending Boise State University, John assisted in propelling Idaho Photocopy from inception to a $5 million a year office equipment company within a five year period. He started as an equipment service technician and rose to the position of service manager. Following Idaho Photocopy and prior to his joining the Company in October 1995, he was with Monroe Systems for Business as a Region Service Manager for a three state region in the southeast.

Steven Stroblas

           Steven Stroblas, age 36, serves as Vice President-Systems and Director of the Company. Stroblas had over twelve (12) years progressively more responsible positions with NAPA and Blockbuster Video prior to joining the Company . At NAPA, where he spent five (5) years, Steven began as a warehouseman and eventually rose to the position of Inventory Control Manager for NAPA's southwest distribution center in Phoenix. He also managed the company's in-house computer support systems for NAPA Jobbers in the region. During his seven (7) years with Blockbuster, he was General Manager for the company's AZ Blockbuster Franchisee's twenty-one (21) store operations. While there, he defined, implemented and managed the company's computer based information retrieval and sharing and oversaw the company's entry into the video game rental business.

Twana J. Nugent

           Twana J. Nugent, age 43, serves as Controller, Secretary-Treasurer and Director of the Company. Twana has over twenty (20) years of accounting and financial reporting experience. Since initiating her career as a bookkeeper in the accounting department of the University of Oklahoma in the mid seventies, she's assumed ever greater responsibilities with a number of companies prior to joining the Company as Corporate Controller in 1994.



William Meger

           William Meger, age 51, the Company's founder and former owner remains as a consultant to and Director of the Company. Meger has over twenty-five (25) years experience in the electronics and equipment service industry gained through positions with a number of business equipment manufacturers prior to his funding OneSource in 1984. In addition to being responsible for new business development in the retail and banking industries for the Company, Meger provides a valuable wealth of knowledge and experience in all facets of the business. He is also well known and respected in the banking industry and has a significant network of contracts in that industry.

                             PRINCIPAL SHAREHOLDERS

           Prior to this offering, the Company had 10,000,000 shares of its Common Stock issued and outstanding. The following table sets forth, as of September 17, 1997, the beneficial ownership of the Company's Common Stock (i) by the only persons who are known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) by each director of the Company; and
(iii) by all directors and officers as a group.

Name               Number of Shares          Percentage Owned   Percentage Owned
                   Owned Prior to Offering   Before Offering     After Offering
-----------------  ------------------------  ----------------   ----------------

Jerry M. Washburn    3,300,000                     33%               31.7%

William B. Meger     3,285,287                     32.9%             31.6%

John L. Day            750,000                      7.5%              7.2%

Steven Stroblas        500,000                      6.5%              6.3%

Twana J. Nugent        500,000                      5%                4.8%


                                 USE OF PROCEEDS

           The Company plans to utilize the proceeds of this Offering for working capital.

                            DESCRIPTION OF SECURITIES

Shares

           The Company is hereby offering a "best efforts, no minimum basis" up to 575,000 shares of Common Stock at $.50 per Share.

Common Stock

           The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, $.001 par value. Holders of the Common Stock do not have preemptive rights to purchase additional shares of Common Stock or other subscription rights. The Common Stock carries no conversion rights and is not subject to redemption or to any sinking fund provisions. All shares of Common Stock are entitled to share equally in dividends from sources legally available therefor when, as and if declared by the Board of Directors and, upon liquidation or dissolution of the Company, whether voluntary or involuntary, to share equally in the assets of the Company available for distribution to stockholders. All outstanding shares of Common Stock are validly authorized and issued, fully paid and nonassessable, and all shares to be sold and issued as contemplated hereby, will be validly authorized and issued, fully paid and nonassessable. The Board of Directors is authorized to issue additional shares of Common Stock, not to exceed the amount authorized by the Company's
Certificate of Incorporation, on such terms and conditions and for such consideration as the Board may deem appropriate without further stockholder action. The above description concerning the Common Stock of the Company does not purport to be complete. Reference is made to the Company's Certificate of Incorporation and Bylaws which are available for inspection upon proper notice at the Company's offices, as well as to the applicable statutes of the State of Nevada for a more complete description concerning the rights and liabilities of stockholders.

           Prior to this offering, there has been no market for the Common Stock of the Company, and no predictions can be made of the effect, if any, that market sales of shares or the availability of shares for sale will have on the market price prevailing from time to time. Nevertheless, sales of significant amounts of the Common Stock of the Company in the public market may adversely affect prevailing market prices, and may impair the Company's ability to raise capital at that time through the sale of its equity securities.

           Each holder of Common Stock is entitled to one vote per share on all matters on which such stockholders are entitled to vote. Since the shares of Common Stock do not have cumulative voting rights, the holders of more than 50 percent of the shares voting for the election of directors can elect all the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors.

Preferred Stock

           The authorized capital stock of the Company also consists of 1,000,000 shares of Preferred Stock, $.001 par value, none of which are issued.

                              PLAN OF DISTRIBUTION

           The Company has no underwriter for this Offering. The Offering is therefore a self-underwriting. The Shares will be offered by the Company at the offering price of $.50 per share.

Price of the Offering.

           There is no, and never has been, a market for the Shares, and there is no guaranty that a market will ever develop for the Company's shares. Consequently, the offering price has been determined by the Company. Among other factors considered in such determination were estimates of business potential for the Company, the Company's financial condition, an assessment of the Company's management and the general condition of the securities market at the time of this Offering. However, such price does not necessarily bear any relationship to the assets, income or net worth of the Company.

           The offering price should not be considered an indication of the actual value of the Shares. Such price is subject to change as a result of market conditions and other factors, and no assurance can be given that the Shares can be resold at the Offering Price.

           There can be no assurance that an active trading market will develop upon completion of this Offering, or if such market develops, that it will continue. Consequently, purchasers of the Shares offered hereby may not find a ready market for Shares.

                               CAUTIONARY WARNING

THE COMPANY'S BUSINESS PLAN AND THE COMPANY'S FINANCIAL STATEMENTS AND PROJECTIONS ARE FORWARD LOOKING. STATEMENT AND ACTUAL RESULTS COULD
MATERIALLY DIFFER FROM THE PROJECTIONS. AS SUCH, NO INVESTOR SHOULD RELY ON SUCH INFORMATION IN MAKING HIS INVESTMENT.

                             ADDITIONAL INFORMATION

Each investor warrants and represents to the Company that, prior to making an investment in the Company, that he has had the opportunity to inspect the books and records of the Company and that he has had the opportunity to make inquiries to the officers and directors of the Company and further that he has been provided full access to such information.

                       INVESTOR SUITABILITY STANDARDS AND
                             INVESTMENT RESTRICTIONS
                      ------------------------------------

Suitability

           Shares will be offered and sold pursuant an exemption under the Securities Act, and exemptions under applicable state securities and Blue Sky laws. There are different standards under these federal and state exemptions which must be met by prospective investors in the Company.

           The Company will sell Shares only to those Investors it reasonably believes meet certain suitability requirements described below.

           Each prospective Investor must complete a Confidential Purchaser questionnaire and each Purchaser Representative, if any, must complete a Purchaser Representative Questionnaire.

           EACH INVESTOR MUST BE RESPONSIBLE FOR DETERMINING THAT IT IS PERMITTED TO INVEST IN THE COMPANY, THAT ALL APPROPRIATE ACTIONS TO AUTHORIZE SUCH AN INVESTMENT HAVE BEEN TAKEN, AND THAT ANY REQUIREMENTS THAT ITS INVESTMENTS BE DIVERSIFIED OR SUFFICIENTLY LIQUID HAVE BEEN MET.

           An investor will qualify as an accredited Investor if it falls within any one of the following categories at the time of the sale of the Shares to that Investor:

           (1) A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of that Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan with the investment decisions made solely by persons that are accredited investors;

           (2) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

           (3) An organization described in Section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000;

           (4) A director or executive officer of the Company.

           (5) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,000,000;

           (6) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

           (7) A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as describe in Rule 506(b)(2)(ii) of Regulation D; and

           (8) An entity in which all of the equity owners are accredited investors (as defined above).

           As used in this Memorandum, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of
(5) above, the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income an investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income form long-term capital gains has been reduced in arriving at adjusted gross income.

           In order to meet the conditions for exemption from the registration requirements under the securities laws of certain jurisdictions, investors who are residents of such jurisdiction may be required to meet additional suitability requirements.

           An Investor that does not qualify as an accredited Investor is a non-accredited Investor and may acquire Shares only if:

           (1) The  Investor is  knowledgeable  and  experienced with respect to
investments  in  limited   partnerships  either  alone  or  with  its  Purchaser
Representative, if any; and

           (2) The Investor has been provided access to all relevant documents it desires or needs; and

           (3) The Investor is aware of its limited ability to sell and/or transfer its Shares in the Company; and

           (4) The Investor can bear the economic risk (including loss of the entire investment) without impairing its ability to provide for its financial needs and contingencies in the same manner as it was prior to making such investment.

           THE COMPANY RESERVES THE RIGHT IN ITS ABSOLUTE DISCRETION TO DETERMINE IF A POTENTIAL INVESTOR MEETS OR FAILS TO MEET THE SUITABILITY STANDARDS SET FORTH IN THIS SECTION.

Additional Suitability Requirements for Benefit Plan Investors

           In addition to the foregoing suitability standards generally applicable to all Investors, the Employee Retirement Income Security Act of 1934, as amended ("ERISA"), and the regulations promulgated thereunder by the Department of Labor impose certain additional suitability standards for Investors that are qualified pension, profit-sharing or stock bonus plans ("Benefit Plan Investor"). In considering the purchase of Shares, a fiduciary with respect to a prospective Benefit Plan Investor must consider whether an investment in the Shares will satisfy the prudence requirement of Section 404(a)(1)(B) of ERISA, since there is not expected to be any market created in which to sell or otherwise dispose of the Shares. In addition, the fiduciary must consider whether the investment in Shares will satisfy the diversification requirement of Section 404(a)(1)(C) of ERISA.

Restrictions on Transfer or Resale of Shares

           The Availability of Federal and state exemptions and the legality of the offers and sales of the Shares are conditioned upon, among other things, the fact that the purchase of Shares by all Investors are for investment purposes only and not with a view to resale or distribution. Accordingly, each prospective Investor will be required to represent in the Subscription Agreement that it is purchasing the Shares for its own account and for the purpose of investment only, not with a view to, or in accordance with, the distribution of sale of the Shares and that it will not sell, pledge, assign or transfer or offer to sell, pledge, assign or transfer any of its Shares without an effective registration statement under the Securities Act, or an exemption therefrom (including an exemption under Regulation D, Section 504) and an opinion of counsel acceptable to the Company that registration under the Securities Act is not required and that the transaction complies with all other applicable Federal and state securities or Blue Sky laws.

                          OneSource Technologies, Inc.
                            (A Delaware corporation)


                               ==================

                             SUBSCRIPTION DATA SHEET

                               ==================

Name of Subscriber
(Offeree):____________________________________________________________________

Address of Residence
(if natural
person):______________________________________________________________________

______________________________________________________________________________

Address of
Business:_____________________________________________________________________

______________________________________________________________________________

Subscriber's
Telephone
No.:__________________________________________________________________________

Subscriber's Social
Security No. or
Tax I.D.
No.:__________________________________________________________________________

Preferred Address for
receiving mail:
( ) Residence
( ) Business
( ) Other, if any:

______________________________________________________________________________

______________________________________________________________________________

Date of
Subscription:_________________________________________________________________

Amount of
Subscription:$________________________________________________________________

                      SUBSCRIPTION AGREEMENT AND INVESTMENT
                           REPRESENTATION OF INVESTORS

OneSource Technologies, Inc.
2329 West Mescal Street, Suite 304
Phoenix, AZ 85029

Gentlemen:

           1. Subject to the terms and conditions hereof, the undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to accept and subscribe to _________ shares of Regulation D, Section 504 common stock of OneSource Technologies, Inc., a Delaware corporation (the Company), for a total consideration of $_________, the receipt and sufficiency of which is hereby acknowledged.

           2. In order to induce the Company to accept the subscription made hereby, the undersigned hereby represents and warrants to the Company, and each other person who acquires or has acquired the Shares, as follows :

                     (a) The undersigned, if an individual (i) has reached the age of majority in the state in which he resides and (ii) is a bona fide resident and domiciliary (not a temporary or transient resident) of the state set forth beneath his signature below.

                     (b) The undersigned has the financial ability to bear the economic risk of an investment in the Shares has adequate means of providing for his current needs and personal contingencies, has no need for liquidity in such investment, and could afford a complete loss of such investment. The undersigned's overall commitment to investments that are not readily marketable is not disproportionate to his net worth, and his investment in the Company will not cause such overall commitment to become excessive.

                     (c) The undersigned meets at least one of the following criteria:

                               (i) the  undersigned  is  a  natural person whose
individual net worth or joint net worth with his spouse, at the time of his purchase, exceeds $1,000,000 (ONE MILLION DOLLARS); or

                               (ii) the  undersigned is a natural person and had
an individual income in excess of $200,000 (TWO-HUNDRED THOUSAND DOLLARS) in each of the two most recent years, or jointly with his spouse in excess of $300,000 (THREE-HUNDRED THOUSAND DOLLARS) in each of those years, and who reasonably expects to achieve at least the same income level in the current year; or

                               (iii) qualifies  as  an accredited investor under
Regulation D of the Securities Act of 1933 (the "Act").

                     (d) The investment is one in which I am purchasing for myself and not for others, the investment amount does not exceed 10% of my net worth and I have the capability to understand the investment and the risk.

                     (e) The undersigned has been given a full opportunity to ask questions of and to receive answers from the Company concerning the terms and conditions of the offering and the business of the Company, and to obtain additional information necessary to verify the accuracy of the information given him or to obtain such other information as is desired in order to evaluate an investment in the Shares. All such questions have been answered to the full satisfaction of the undersigned.

                     (f) In making his decision to purchase the Shares herein subscribed for, the undersigned has relied solely upon independent investigations made by him. He has received no representation or warranty from the Company or from a broker-dealer, if any, or any of the affiliates, employees or agents of either. In addition, he is not subscribing pursuant hereto for any

Shares as a result of or subsequent to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees, including the undersigned, had been invited as a result of, subsequent to, or pursuant to any of the foregoing.

                     (g) The undersigned understands that the Shares have not been registered under the Act in reliance upon specific exemptions from registration thereunder, and he agrees that his Shares may not be sold, offered for sale, transferred, pledged, hypothecated, or otherwise disposed of except in compliance with the Act and applicable state securities laws, which restrictions require the approval of the Company for the transfer of any Shares (which approval, except under limited circumstances, may be withheld by the Company in its sole discretion). The undersigned has been advised that the Company has no obligations to cause the Shares to be registered under the Act or to comply with any exemption under the Act, including but not limited to that set forth in Rule 144 promulgated under the Act, which would permit the Shares to be sold by the undersigned. The undersigned understands that it is not anticipated that there will be any market for resale of the Shares, and that it may not be possible for the undersigned to liquidate an investment in the Shares. The undersigned understands the legal consequences of the foregoing to mean that he must bear the economic risk of his investment in the Shares. He understands that any instruments representing the Shares may bear legends restricting the transfer thereof.

           3. To the extent I have the right to rescind my purchase of the Shares, which right of recission is hereby offered, I waive and relinquish such rights and agree to accept certificate(s) evidencing such Shares.

           4. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

           5. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

           6. The shares referred to herein may be sold to the subscriber in a transaction exempt under Section 517.061 of the Florida Securities Act. The shares have not been registered under said act in the State of Florida. In addition, if sales are made to five or more persons in the State of Florida, any sale in the State of Florida is voidable by the purchaser within three (3) days after the first tender of consideration is made by such purchaser to the issuer, an agent of the issuer, or an escrow agent or within three (3) days after the availability of that privilege is communicated to such purchaser, whichever occurs later.

           IN WITNESS WHEREOF, the undersigned has executed and agrees to be bound by this Subscription Agreement and Investment Representation on the date written below as the Date of Subscription:

                                                  (TO BE USED FOR INDIVIDUAL(S))


----------------------------                      ------------------------------
Print Name of Individual                            Signature of Individual


-----------------------------                     ------------------------------
State of Residence                                  Date of Subscription

                   (TO BE USED FOR PARTNERSHIPS, CORPORATIONS,
                            TRUSTS OR OTHER ENTITIES)



_______________________________                By:______________________________
Print Name of Partnership                      Signature of Authorized
Corporation - Trust - Entity                   Representative

-------------------------------                ---------------------------------
Capacity of Authorized                         Print Name of Authorized
Representative                                 Representative

-------------------------------                --------------------------------
Print Jurisdiction of                          Date of Subscription
Incorporation or Organization